UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  APRIL 13, 2005

                          WALKER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                  0-5418                  13-2637172
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)          Identification No.)

       990 STEWART AVENUE - SUITE 60A
           GARDEN CITY, NEW YORK                             11530
  (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (516) 832-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 7, 2005, we, Walker Financial Corporation, entered into a purchase agreement (the "Agreement") to acquire ninety percent (90%) of the issued and outstanding stock of Disability Access Consultants, Inc., a California Corporation ("DAC") from its sole shareholder, Barbara Thorpe. The consideration for the purchase is Two Million Dollars ($ 2,000,000.00) consisting of One Million Dollars ($ 1,000,000.00) in cash and a secured promissory note in the amount of One Million Dollars ($ 1,000,000.00), secured by a lien on all of Walker's and DAC's equipment, inventory and receivables.


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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 13, 2005

                                    WALKER FINANCIAL CORPORATION


                                    By: /s/ Mitchell S. Segal
                                       ---------------------------------------
                                        Mitchell S. Segal, President


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